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                                                                  EXHIBIT 10.19

                           OPTION AMENDMENT AGREEMENT

         This Option Amendment Agreement ("Agreement") is made, effective as of October 1, 2001 (the "Effective Date"), by and between Michael J. Tate ("Employee"), and MagStar Technologies, Inc.("Employer").

         FOR GOOD AND VALUABLE CONSIDERATION, THE PARTIES AGREE AS FOLLOWS:

 1.      STOCK OPTIONS.

         (a) The Employer and Employee agree that the following agreements shall remain in full force and effect in accordance with their respective terms, except as set forth in Sections l(b) and l(c) below:
         (1) that certain Incentive Stock Option Agreement effective April 1, 1998, as amended (the "April 1998 Agreement"); (2) that certain Incentive Stock Option Agreement effective October 12, 1998 (the "October 1998 Agreement"); and (3) that certain Incentive Stock Option Agreement effective July 13, 1999 (the "October 1998 Agreement") (the "July 1999 Agreement") (the April 1998 Agreement, the October 1998 Agreement and the July 1999 Agreement, collectively, the "Option Agreements").

         (b)     The Employer and Employee further agree that:

                  (1) options to purchase 50,000 shares pursuant to the April 1998 Agreement, which options had not vested as of September 30, 2001, shall be exercisable for $0.88 per share and shall immediately become vested and exercisable and remain exercisable through September 30, 2006;

                  (2) options to purchase 6,058 shares pursuant to the October 1998 Agreement, all of which options have vested as of September 30, 2001, shall be exercisable for $0.8281 per share and shall remain exercisable through September 30, 2006; and

                  (3) options to purchase 50,000 shares pursuant to the July 1999Agreemcnt, all of which options have vested as of September 30, 2001, shall be exercisable for $0.50 per share and shall remain exercisable through September 30, 2006.

         (c) The Employee acknowledges that to the extent he does not exercise any of such options within 90 days after the Effective Date, such options will not qualify as "incentive stock options" under
         Section 422 of the Internal Revenue Code.

2. CHOICE OF LAW/VENUE. This Agreement shall be construed and interpreted in accordance with applicable federal laws and the laws of the State of Minnesota. If either party brings a legal action pursuant to this Agreement including, but not limited to, an action to enforce its terms, or to challenge its validity, such legal action shall be properly filed in a court of competent jurisdiction located in Hennepin County, Minnesota.

               (BALANCE OF PAGE BLANK; SIGNATURE PAGE FOLLOWS NEXT.)




                                                                /s/  MJT
                                                                    --------
                                                                    EMPLOYEE
                                                                    INITIALS

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                              MAGSTAR TECHNOLOGIES, INC.



                                              By:   /s/ James L. Reissner
                                                    ------------------------
                                                    James L. Reissner

                                              Its:  Chief Executive Officer




                                                    /s/ Michael J. Tate
                                                    ------------------------
                                                    Michael J. Tate




                                       2
                                                                /s/  MJT
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                                                                    EMPLOYEE
                                                                    INITIALS